SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  April 22, 2003
(Date of earliest event reported)

Commission File No. 333-98129



                    Wells Fargo Asset Securities Corporation
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        Delaware                                          52-1972128
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(State of Incorporation)                    (I.R.S. Employer Identification No.)

7485 New Horizon Way
Frederick, Maryland                                          21703
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Address of principal executive offices                    (Zip Code)



                                 (301) 846-8881
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               Registrant's Telephone Number, including area code




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              (Former name, former address and former fiscal year,
                          if changed since last report)
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ITEM 5.  OTHER EVENTS
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Documents Incorporated by Reference

The consolidated financial statements of MBIA, a wholly owned subsidiary of MBIA Inc., and its subsidiaries as of December 31, 2002 and December 31, 2001 and for each of the three years in the period ended December 31, 2002, the consolidated financial statement schedules of MBIA Inc. and Subsidiaries as of December 31, 2002 and December 31, 2001 and for each of the three years in the period ended December 31, 2002; and the consolidated financial statements of MBIA Insurance Corporation and Subsidiaries as of December 31, 2002 and December 31, 2001 and for each of the three years in the period ended December 31, 2002; and the prepared in accordance with generally accepted accounting principles, included in the Annual Report on form 10-K of MBIA Inc. for the year ended December 31, 2002, are hereby incorporated by reference into (i) this Current Report on Form 8-K; (ii) the registration statement (No. 333-98129) of the Registrant; and
(iii) this prospectus supplement and shall be deemed to be a part hereof.

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ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS
            ---------------------------------

            (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                     Description
-----------                                     -----------

(EX-23) Consent of PricewaterhouseCoopers LLP, independent certified public accountants of MBIA Insurance
                                          Corporation and subsidiaries in
                                          connection with Wells Fargo Asset
                                          Securities Corporation, Mortgage Pass-
                                          Through Certificates, Series 2003-5.

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            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   WELLS FARGO ASSET SECURITIES CORPORATION


April 22, 2003

                                   By:      /s/ Patrick Greene
                                          ----------------------------------
                                          Patrick Greene
                                          Vice President

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                                INDEX TO EXHIBITS
                                -----------------



                                                                 Paper (P) or
Exhibit No.             Description                              Electronic (E)
-----------             -----------                              --------------

(EX-23)           Consent of PricewaterhouseCoopers                     E
                  LLP, independent certified public
                  accountants of MBIA Insurance
                  Corporation and subsidiaries in
                  connection with Wells Fargo Asset
                  Securities Corporation, Mortgage Pass-
                  Through Certificates, Series 2003-5